UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 29, 2019

Date of Report (date of earliest event reported)

AirXpanders, Inc.

(Exact name of Registrant as specified in charter)

Delaware	000-55781	20-2555438
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

3047 Orchard Parkway, San Jose, CA, 95134

(Address of principal executive offices)

Registrant's telephone number, including area code: (650) 390-9000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:    None

Item 2.02 - Results of Operations and Financial Condition.

On April 29, 2019 (US Time), AirXpanders, Inc. (the "Company") filed its Appendix 4C Quarterly Report (“Quarterly Report”) for the three months ended March 31, 2019, with the Australian Securities Exchange (the “ASX”). A copy of the Quarterly Report is furnished hereto as Exhibit 99.1.

The Quarterly Report includes a statement of cash flows prepared in compliance with the requirements of Australian law and the ASX Listing Rules.

The information in this Item 2.02 and in the Quarterly Report furnished as Exhibit 99.1 to this current report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 2.02 and in the Quarterly Report furnished as Exhibit 99.1 to this current report shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by the Company whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 2.05 - Costs Associated with Exit or Disposal Activities.

On May 1, 2019, the Company announced it had initiated an organizational restructuring.   The Company expects the restructuring to include an organizational resizing, representing a reduction of approximately 45% of the Company’s workforce.   The Company anticipates it will incur aggregate one-time restructuring charges of approximately US$0.2 million in the second quarter of 2019.

The aggregate expected restructuring charges to be incurred in connection with the reduction in workforce and the timing thereof are subject to a number of assumptions, and actual results may differ materially from those originally anticipated. The Company may also incur other material charges not currently contemplated due to events that may occur as a result of, or associated with, the restructuring.

Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Australian Appendix 4C Quarterly Report for the three months ended March 31, 2019

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 3, 2019	AIRXPANDERS, INC.

/S/ Scott Murcray
Scott Murcray Chief Financial Officer and Chief Operating Officer
(Duly Authorized Officer)